UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

BARINTHUS BIOTHERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Barinthus Biotherapeutics plc

20400 Century Boulevard, Suite 210

Germantown, MD 20874

United States of America

(Address of principal executive offices, including zip code)

(443) 917-0966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 24, 2026, in connection with the scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme”), which is expected to become effective on September 3, 2026 and is contemplated by the Agreement and Plan of Merger, dated September 29, 2025, by and among Barinthus Biotherapeutics plc (the “Company”), Beacon Topco, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Topco”), Cdog Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Topco, and Clywedog Therapeutics, Inc., a Delaware corporation (as amended, the “Merger Agreement”), the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) of its intent to withdraw the listing of the Company’s American Depositary Shares (the “ADSs”) from Nasdaq following the effectiveness of the Scheme and requested Nasdaq file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the ADSs from Nasdaq and deregister the ADSs under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 under the Exchange Act, requesting the deregistration of the ADSs and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the ADSs on Nasdaq is expected to halt prior to the opening of trading on September 3, 2026. Following the completion of the transactions contemplated by the Merger Agreement, Topco will be renamed “Clywedog Therapeutics Holdings, Inc.,” and its common stock will be listed on Nasdaq under the ticker symbol “CLYD.”

Item 7.01. Regulation FD Disclosure.

On August 24, 2026, the Company issued a press release titled “Barinthus Bio Provides Update on Proposed Combination with Clywedog Therapeutics.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On August 24, 2026, pursuant to the terms of the Merger Agreement, the board of directors of the Company (the “Board”) determined that the Scheme Exchange Ratio (as defined in the Merger Agreement) is 0.111, which ensures that the price of the shares of Topco's common stock to be issued in exchange for the Scheme Shares (as defined in the Merger Agreement) would be sufficient to satisfy the minimum price requirement appliable to the listing of Topco's common stock on Nasdaq.

The Merger Exchange Ratio (as defined in the Merger Agreement) will be determined as of immediately prior to the closing of the merger based on the Scheme Exchange Ratio as finally determined by the Board, any adjustments as provided in the Merger Agreement and to maintain the agreed ownership split of Topco following closing of the transaction.

The Company’s application in respect of the transactions contemplated within the Merger Agreement is directed to be heard before a High Court Judge at the Royal Courts of Justice, The Rolls Building, 7 Rolls Building, Fetter Lane, London, United Kingdom, EC4A 1NL on September 1, 2026.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “expect,” “will,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding the expected effectiveness and timing of the Scheme, the expected timing of the suspension of trading, delisting and deregistration of the ADSs, and the determination of the Merger Exchange Ratio. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, the Company’s ability to execute on its strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of its pipeline prioritization and corporate restructuring, the Company’s ability to fund its operations and access capital, the Company’s preliminary estimates of its cash and cash equivalents, including the risk that final financial results may differ materially from the Company’s preliminary estimates, the risk that the proposed transaction contemplated by the Merger Agreement may not be completed in a timely manner or at all, which may adversely affect our business and the price of our securities, the risk that that the proposed transaction may involve unexpected costs, liabilities or delays, or divert management’s attention from our ongoing business operations, the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected, risks relating to the value of the combined company securities to be issued in the proposed transaction, and other risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2026	Barinthus Biotherapeutics plc

	By:	/s/ William Enright
William Enright
Chief Executive Officer